UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2001

MAXTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14016	77-0123732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: : (408) 894-5000

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On September 26, 2001, Maxtor Corporation (“Maxtor”) issued a press release announcing its updated outlook for its financial results for the third fiscal quarter ended September 29, 2001. A copy of the press release issued by Maxtor on September 26, 2001, regarding its outlook for the foregoing quarter financial results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     Exhibits.

Exhibit No.	Description

99.1	Press release dated September 26, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXTOR CORPORATION

Date: October 2, 2001	By:	/s/ Glenn H. Stevens

Glenn H. Stevens Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 26, 2001.